UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________________________
FORM 8-K
__________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2018
_______________________________
NanoString Technologies, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Delaware	001-35980	20-0094687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fairview Avenue North
Seattle, Washington 98109
(Address of principal executive offices, including zip code)

(206) 378-6266
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).   ☐

Item 1.01    Entry into a Material Definitive Agreement.
NanoString Technologies, Inc., a Delaware corporation (the “Company”), is reporting entry into two separate, unrelated material definitive agreements: (i) the Sales Agreement (as defined below), and (ii) the SVB Agreement (as defined below).
Entry into Sales Agreement
On January 5, 2018, the Company entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) to sell shares of the Company’s common stock, par value $0.0001 per share, having aggregate sales proceeds of up to $40,000,000, from time to time, through an “at the market” equity offering program under which Cowen will act as sales agent.
Under the Sales Agreement, the Company will set the parameters for the sale of shares, including the number of shares to be issued, the time period during which sales are requested to be made, limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Sales Agreement, Cowen may sell the shares by methods deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made (i) directly on The NASDAQ Global Market, (ii) on any other existing trading market for the common stock or (iii) to or through a market maker. Cowen will use commercially reasonable efforts in conducting such sales activities consistent with its normal trading and sales practices, applicable state and federal laws, rules and regulations and the rules of The NASDAQ Stock Market LLC. The Sales Agreement may be terminated by the Company upon five days’ notice to Cowen for any reason or by Cowen upon five days’ notice to the Company for any reason or at any time under certain circumstances, including but not limited to the occurrence of a material adverse change in the Company. Under the terms of the Sales Agreement, the Company may also sell shares to Cowen acting as principal for Cowen’s own account at prices agreed upon at the time of sale.
The Sales Agreement provides that Cowen will be entitled to compensation for its services equal to 3.0% of the gross sales price per share of all shares sold through Cowen under the Sales Agreement. The Company has no obligation to sell any shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.
The shares will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-220255) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2017, as amended on September 11, 2017. On the date hereof, the Company will file a prospectus supplement (the “Prospectus Supplement”) with the SEC in connection with the offer and sale of the shares pursuant to the Sales Agreement.
The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The legal opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation relating to the shares of common stock being offered is filed as Exhibit 5.1 to this Current Report on Form 8-K.
This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
Entry into SVB Agreement
On January 5, 2018, the Company, as borrower, entered into a Loan and Security Agreement (the “SVB Agreement”), by and between the Company and Silicon Valley Bank (“SVB”). The SVB Agreement provides for a $15.0 million secured revolving loan facility, with availability subject to a borrowing base consisting of eligible accounts receivable. The SVB Agreement matures on January 5, 2021, at which time the outstanding principal will become due and payable. Interest on borrowings is payable monthly. Amounts drawn accrue interest at a yearly rate equal to the greater of (i) the prime rate, as reported in the Wall Street Journal, plus 0.50% and (ii) 4.75% (the “Applicable Rate”. During an event of default amounts drawn accrue interest at a yearly rate equal to the Applicable Rate plus 4.0%. The Company’s obligations under the agreement are secured by its cash and cash equivalents, accounts receivable and proceeds thereof, and inventory and proceeds from the sale thereof (collectively, the “Collateral”). The entities affiliated with CRG (collectively, the “CRG Entities”) that are party to the Company’s Term Loan Agreement dated April 1, 2014, as amended (the “Term Loan Agreement”), the Company and SVB executed an intercreditor agreement concurrently with the execution of the SVB Agreement to, among other things, provide that SVB’s interest in the Collateral will be senior to any interest of the CRG Entities in such collateral under the Term Loan Agreement. In addition, concurrently with the execution of the SVB Agreement, the Term Loan Agreement was amended to facilitate the Company’s entry into the SVB Agreement.
The SVB Agreement contains various customary representations and warranties, conditions to borrowing, events of default, including cross default provisions with respect to the Term Loan Agreement, and covenants, including financial covenants requiring the maintenance of minimum annual revenue and liquidity.
As of the date of this Current Report on Form 8-K, the Company had not incurred any borrowings under the SVB Agreement.
The foregoing description of the SVB Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above regarding the SVB Agreement is hereby incorporated by reference into this Item 2.03.
Item 2.02    Results of Operations and Financial Condition.
Item 7.01    Regulation FD Disclosure.
In connection with the Company’s participation in the J.P. Morgan Healthcare Conference, the Company announced on January 8, 2018 certain preliminary results at and for the year ended December 31, 2017. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 are furnished to, but not filed with, the SEC.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
     Pursuant to the rules and regulations of the SEC, Exhibit 99.1 is deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description
1.1	Sales Agreement, dated as of December 20, 2017, between NanoString Technologies, Inc. and Cowen and Company, LLC.
1.2	Loan and Security Agreement, dated as of January 5, 2018, by and between NanoString Technologies, Inc. and Silicon Valley Bank.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).
99.1	Press release dated January 8, 2018
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NanoString Technologies, Inc.

Date:	January 8, 2018	By:	/s/ R. Bradley Gray
R. Bradley Gray
President and Chief Executive Officer